                                                                    EXHIBIT 10.9


                              AMENDED AND RESTATED
          COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND SECURITY AGREEMENT
                            (StorMedia Incorporated)

        THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND SECURITY AGREEMENT dated as of May 29, 1998 (this "Assignment") is entered into by and among STORMEDIA INCORPORATED, a Delaware corporation (the "Parent Guarantor" or "Assignor") and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as agent for the Banks, as defined below (the "Agent" or "Assignee").

                                    RECITALS

        A. StorMedia International, Ltd., a Cayman Islands corporation ("SIL"), and Strates Pte. Ltd., a Singapore corporation ("Strates" and together with SIL, the "Borrowers," each a "Borrower"), the Parent Guarantor (collectively with the Subsidiary Guarantors, as defined below, and the Borrowers, the "Loan Parties," each a "Loan Party"), certain financial institutions named on Annex I thereof or who become parties thereto, as Banks (each a "Bank" and collectively, the "Banks"), Agent, Banque Nationale de Paris, San Francisco Branch, as co-agent for the Banks (the "Co-Agent"), and Canadian Imperial Bank of Commerce, Singapore Branch as the Designated Issuer ("Designated Issuer") have entered into that certain Credit Agreement dated as of August 23, 1996 (as amended, supplemented, or otherwise modified through the date hereof, the "Existing Credit Agreement").

        B. In connection with the Existing Credit Agreement, the Parent Guarantor and the Agent entered into that certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of August 23, 1996 (as amended, supplemented, or otherwise modified through the date hereof, the "Existing Parent Guarantor Collateral Assignment").

        C. On December 31, 1997, StorMedia Foreign Sales Corporation, a U.S. Virgin Islands corporation and wholly-owned Subsidiary of Parent Guarantor ("FSC"), acquired all of the outstanding capital stock of Akashic Memories Corporation, a California corporation ("Akashic") through the merger of StorMedia Acquisition Corporation, a California corporation and wholly-owned Subsidiary of FSC with and into Akashic. In connection with such acquisition, certain of the other Loan Parties purchased the patents and applications pending in Akashic's parent corporation, Kubota Corporation.

        D. Pursuant to a series of consents and limited waivers, the Agent, the Co-Agent, the Banks and the Designated Issuer deferred certain principal payments in respect of the Term Loan and waived certain Events of Default arising out of the Loan Parties' failure to comply with certain provisions of the Existing Credit Agreement.

        E. The Parent Guarantor, the Borrowers and the other Loan Parties propose to enter into a financial restructuring (the "Restructuring"), pursuant to which, among other things, one or more of the Loan Parties will consummate
(i) the financing transactions contemplated by the Foothill Group Financing Documents, (ii) the Equity Investment and (iii) the issuance of the Seagate Subordinated Debt;

        F. In connection with the Restructuring, the Loan Parties, the Banks, the Agent and the Co-Agent desire to amend and restate the Existing Credit Agreement in its entirety (the Existing Credit Agreement, as so amended and restated, and the Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively, being the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

        G. As a condition precedent to the effectiveness of the Credit Agreement, the Banks, Agent, and Co-Agent have required that the Existing Parent Guarantor Collateral Assignment be amended and restated in its entirety (the Existing Parent Guarantor Collateral Assignment, as amended, restated, supplemented or otherwise modified from time to time, collectively, being this "Assignment"); provided, however, that as of the Effective Date, the rights and obligations of the parties hereto shall be governed by this Assignment and no Event of Default or Potential Event of Default under the Existing Credit Agreement shall constitute an Event of Default or Potential Event of Default under this Assignment.

        NOW, THEREFORE, in consideration of the premises and in order to induce the Banks, Agent, and Co-Agent to enter into the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parent Guarantor and Agent hereby agree as follows:

        1. Assignment, Patent Mortgage and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

               (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

               (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

               (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

               (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

               (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such licenses or rights; and

               (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

               (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

        THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS AN ABSOLUTE CONVEYANCE OF THE ASSIGNOR'S OWNERSHIP INTERESTS, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE CREDIT AGREEMENT.

        2. Authorization and Request. Assignor authorizes and requests that the United States Copyright Office and the Commissioner of Patents and Trademarks record this conditional assignment.

        3. Covenants and Warranties. Assignor represents, warrants, covenants and agrees as follows:

               (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business;

               (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is party or by which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment;

               (c) During the term of this Assignment, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment or transfers constituting Permitted Liens;

               (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party, except for that certain claim regarding the Hedgcoth Patents;

               (e) Assignor shall promptly advise Assignee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

               (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld, unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

               (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral. Assignor shall, and shall cause its Subsidiaries to, promptly Register and record all newly created or acquired Patents and Trademarks with the United States Commissioner of Patents and Trademarks;

               (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected security interest of the priority specified in the Intercreditor Agreement in the Collateral in the United States securing the payment and performance of the obligations under the Credit Agreement and the Loan Documents (as defined in the Credit Agreement) upon making the filings referred to in clause (i) below;

               (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the United States Copyright Office with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies hereunder;

               (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects, and with respect to such information prepared by a third party, to the best knowledge of the Assignor for which such information was prepared, such information is accurate and complete in all material respects.

               (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

               (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any Collateral, the ability of Assignor to dispose of any Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

        4. Assignee's Rights. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

        5. Inspection Rights. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor in accordance with the terms of the Credit Agreement.

        6. Further Assurances; Attorney in Fact.

               (a) On a continuing basis, Assignor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the United States Copyright Office, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

               (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, from time to time in Assignee's discretion, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including
(i) to modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the Collateral into the name of Assignee or a third party to the extent permitted under the California Uniform Commercial Code.

        7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

               (a) An Event of Default occurs under the Credit Agreement; or

               (b) Assignor breaches any warranty or agreement made by Assignor in this Assignment and, as to any breach that is capable of cure, Assignor fails to cure such breach within five (5) days of the knowledge of such breach by a responsible officer.

        8. Remedies. Subject to the terms of the Credit Agreement and the Intercreditor Agreement, upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorneys' fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

        9. Indemnity. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Assignment, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

        10. Reassignment. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

        11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        12. Attorneys' Fees. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

        13. Amendments. This Assignment may be amended only by a written instrument signed by both parties hereto.

        14. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

        15. Confidentiality. Any information provided in connection herewith to the Agent, Co-Agent, Designated Issuer or any Bank shall be subject to the confidentiality provisions of Section 9.06(e) of the Credit Agreement.

        16. California Law and Jurisdiction; Jury Waiver. This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the exclusive jurisdiction of any state or federal court located in San Francisco County, California. ASSIGNOR AND ASSIGNEE EACH WAIVE THEIR RESPECTIVE RIGHTS

TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE CREDIT AGREEMENT, THIS ASSIGNMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.




                                          STORMEDIA INCORPORATED


                                          By:  /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          Notice Address:


                                          390 Reed Street
                                          Santa Clara, CA 95050-3118

                                          Telephone:  (408) 327-8400
                                          Telecopier: (408) 727-4928

                                          Attention: Chief Financial Officer

                                          CANADIAN IMPERIAL BANK OF
                                          COMMERCE, New York Agency,
                                          as Agent for the Banks


                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          Notice Address:

                                          425 Lexington Avenue
                                          New York, New York 10017

                                          Telephone:   (212) 856-3549
                                          Telecopier:  (212) 856-4135
                                          Attention:   Mr. Marc Bilbao

                                    EXHIBIT A
                                       TO
                              AMENDED AND RESTATED
                   COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND
                               SECURITY AGREEMENT
                            (StorMedia Incorporated)

                                   Copyrights



                                 Registration/                Registration
                                 Application                  Application
Description                      Number                       Date
None

                                    EXHIBIT B
                                       TO
                              AMENDED AND RESTATED
                   COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND
                               SECURITY AGREEMENT
                            (StorMedia Incorporated)

                                     Patents



                                      Registration/              Registration/
                                       Application                Application
Description                              Number                      Date
See attached

                                    EXHIBIT C
                                       TO
                              AMENDED AND RESTATED
                   COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND
                               SECURITY AGREEMENT
                            (StorMedia Incorporated)

                                   Trademarks


                                         Registration/         Registration/
                                          Application           Application
Description                                 Number                  Date
None





                                       C-1